EXHIBIT 10.143
CASUALTY EXCESS OF LOSS
REINSURANCE AGREEMENT
NO. CXoLSH02
EFFECTIVE JANUARY 1, 2002
between
BRIDGEFIELD CASUALTY INSURANCE COMPANY
BRIDGEFIELD EMPLOYERS INSURANCE COMPANY
(Liberty RAM)
Lakeland, Florida
(hereinafter referred to as the “Company”)
and
PEERLESS INSURANCE COMPANY
Keene, New Hampshire
(hereinafter referred to as the “Reinsurer”)
08/26/02

CASUALTY EXCESS OF LOSS REINSURANCE AGREEMENT NO. CXoLSH02

ARTICLE	CONTENTS	PAGE
	PREAMBLE	1
I	BUSINESS COVERED	1
II	EFFECTIVE DATE AND TERMINATION	2
III	TERRITORY	4
IV	LIMIT AND RETENTION	4
V	WARRANTIES	4
VI	ULTIMATE NET LOSS	5
VII	LOSS IN EXCESS OF POLICY LIMITS	6
VIII	EXTRA CONTRACTUAL OBLIGATIONS	6
IX	EXCLUSIONS	7
X	SPECIAL ACCEPTANCES	13
XI	LOSS OCCURRENCE	13
XII	REINSURANCE PREMIUM	15
XIII	REPORTS AND REMITTANCES	16
XIV	NOTICE OF LOSS AND LOSS SETTLEMENTS	17
XV	SALVAGE AND SUBROGATION	17
XVI	ACCESS TO RECORDS	17
XVII	TAXES	18
XVIII	CURRENCY	18
XIX	OFFSET	18
XX	ERRORS OR OMISSIONS	19
XXI	INSOLVENCY	19
XXII	DISPUTE RESOLUTION	19
XXIII	SPECIAL TERMINATION	22
XXIV	RESERVES	23
XXV	SERVICE OF SUIT	24
XXVI	CONFIDENTIALITY CLAUSE	26
XXVII	AMENDMENTS	26
XXVIII	ENTIRE AGREEMENT	26

ATTACHMENTS:	EXHIBIT A — FIRST EXCESS OF LOSS
EXHIBIT B — SECOND EXCESS OF LOSS
EXHIBIT C — THIRD EXCESS OF LOSS
EXHIBIT D — FOURTH EXCESS OF LOSS
EXHIBIT E — FIFTH EXCESS OF LOSS
APPENDIX A
INSOLVENCY FUNDS EXCLUSION CLAUSE.
NUCLEAR INCIDENT EXCLUSION CLAUSE — LIABILITY — REINSURANCE — U.S.A.
NUCLEAR INCIDENT EXCLUSION CLAUSE — LIABILITY — REINSURANCE — CANADA.
NUCLEAR INCIDENT EXCLUSION CLAUSE — REINSURANCE-NO. 4

CASUALTY EXCESS OF LOSS
REINSURANCE AGREEMENT
NO. CXoLSH02
(hereinafter referred to as the “Agreement”)
between
BRIDGEFIELD CASUALTY INSURANCE COMPANY
BRIDGEFIELD EMPLOYERS INSURANCE COMPANY
(Liberty RAM)
Lakeland, Florida
(hereinafter referred to as the “Company”)
and
PEERLESS INSURANCE COMPANY
Keene, New Hampshire
(hereinafter referred to as the “Reinsurer”)
ARTICLE I — BUSINESS COVERED
A.	The Reinsurer shall indemnify the Company on an excess of loss basis in respect of the Company’s Ultimate Net Loss paid or to be paid by the Company as a result of losses occurring or claims made during the term of the Agreement for Policies in force as of January 1, 2002, and new and renewal Policies becoming effective on or after said date, subject to the terms and conditions contained herein.

B.	This Agreement is solely between the Company and the Reinsurer, and nothing contained in this Agreement shall create any obligations or establish any rights against the Reinsurer in favor of any person or entity not a party hereto.

C.	The performance of obligations by both parties under this Agreement shall be in accordance with a fiduciary standard of good faith and fair dealing.

D.	The term “Policies” shall mean each of the Company’s binders, policies and contracts of insurance or reinsurance on the business covered hereunder.

E.	Under this Agreement, the indemnity for reinsured loss applies only to the following Classes of Insurance written by the Company.

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          CLASSES OF INSURANCE
1.	Automobile Liability:

Bodily Injury Liability, Property Damage Liability, Medical Payments, Uninsured Motorists, Underinsured Motorists and No-Fault Coverage.

2.	Liability including Professional Liability, as respects the Cedent’s Underwriting Line Guide as follows:

Bodily Injury Liability, Property Damage Liability, Personal and Advertising Injury Liability, and Medical Payments Coverage when written as part of a Commercial or Personal Package Policy or on a monoline basis. However, Advertising Injury Liability shall only apply to this Agreement when written as part of a Commercial Package Policy or a Commercial General Liability Coverage Form.

3.	Workers Compensation and Employers Liability.

4.	Personal and Commercial Umbrella Liability.

5.	Clash of multiple policies involved in the same occurrence.
ARTICLE II — EFFECTIVE DATE AND TERMINATION
A.	This Agreement shall become effective at 12:01 a.m., Local Standard Time, with respect to Policies in force at 12:01 a.m., Local Standard Time, January 1, 2002, and new and renewal Policies becoming effective on or after said date. This Agreement may be terminated at the close of any calendar year by either party giving to the other 90 days prior written notice by certified mail of its intention to do so.

B.	This Agreement shall apply to loss occurrence and claims made Policies in accordance with the following provisions:
1.	As respects Policies written on an occurrence basis:

This Agreement shall apply with respect to losses occurring on or after the inception date of this Agreement.

2.	As respects Policies written on a claims made basis:

This Agreement shall apply to claims made Policies as respects claims received and recorded by the Company or the insured, whichever comes first, at and after the effective date of this Agreement, provided that each such Policy includes a specific retroactive date and the occurrence which results in each such claim takes place on or after such retroactive date, and

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provided further that such retroactive date is on or after the inception date of the first of one or more consecutive claims made policies issued by the Company or another insurer(s) to the named insured.
C.	In the event of termination of this Agreement, the Company shall have the option of continuing or terminating the liability in force at the date of termination as set forth below. The Company may exercise such option provided written notice of the Company’s election is given by certified mail to the Reinsurer prior to the date of termination. If the Company does not choose to exercise its option prior to the date of termination, such option shall revert to the Reinsurer.
1.	a.	As respects Policies written on an occurrence basis:

Upon termination of this Agreement, all Policies covered hereunder and in force at the date of termination of this Agreement shall continue until their natural expiry, cancellation or next anniversary of such business, whichever first occurs; but in no case shall this reinsurance be extended for longer than one year, plus odd time, after the termination date.

	b.	As respects Policies written on a claims made basis:

Upon termination of this Agreement, the Reinsurer shall continue to be liable for claims received or recorded by the Company or by the insured with respect to Policies in force at the date of termination for the full original policy period until the natural expiry, cancellation or next anniversary of such policies, not to exceed one year, whichever comes first. However, if the Company has provided an Extended Reporting Period within one year after the date of termination on policies in force at the date of termination or if the Extended Reporting Period is in force at the date of termination, the Reinsurer shall continue to be liable for such extended reporting period.

2.	a.	As respects Policies written on an occurrence basis:

Upon termination of this Agreement, the Reinsurer shall be liable for losses occurring prior to the date of termination; however, the Reinsurer shall have no liability for losses occurring subsequent to the termination of this Agreement.
b.	As respects Policies written on a claims made basis:

Upon termination of this Agreement, the Reinsurer shall not be liable for claims received or recorded by the Company or insured after the effective date of termination unless such claim is received and recorded by the Company or the insured

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during an Extended Reporting Endorsement Period in force at the date of termination.
ARTICLE III — TERRITORY
This Agreement applies to Policies issued by the Company within the United States of America, its territories and possessions, and Canada and shall apply to losses covered hereunder wherever occurring.
ARTICLE IV — LIMIT AND RETENTION
A.	The limits and retentions provided under this Agreement are as set forth in Exhibits A, B, C, D and E attached hereto and made a part of this Agreement.

B.	The various Profit Centers’ retention and the Reinsurer’s limit of liability for each Loss Occurrence, set forth in Section I of Exhibits A, B, C, D and E attached hereto and made part of this Agreement, shall apply irrespective of the number of Policies affected or number of hazards in one policy and regardless of the number of Lines of Business involved.

C.	In the event both a Property and Casualty loss are involved in the same Loss Occurrence, it is understood that each Profit Center shall retain for its own account only the first (the highest respective retention stated in Section 1 of each Exhibit) of the combined Property and Casualty Ultimate Net Loss, provided only one Property risk may be combined in the same Loss Occurrence. Such loss and the Profit Centers’ retention thereon shall be apportioned to each Property and Casualty loss in the same proportion that each Profit Centers’ Ultimate Net Loss for each such Property and Casualty loss bears to the Profit Centers’ combined Ultimate Net Loss from both losses. The Reinsurer shall reimburse the Profit Center for the difference between the Profit Centers’ (respective retention as stated in Section 1 of each Exhibit) Ultimate Net Loss under each Property and Casualty loss and the Profit Centers’ pro rated retention on each Property and Casualty loss.

D.	Reinsurance of the Profit Centers’ retention, set forth in each Exhibit, shall not be deducted in arriving at the Profit Centers’ Ultimate Net Loss herein.
ARTICLE V — WARRANTIES
Notwithstanding any other provision of this Agreement, Reinsurers’ liability under this Agreement shall be limited to a maximum of:
1.	$5,000,000 Maximum Any One Life for Worker’s Compensation;

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2.	$10,000,000 aggregate coverage for all Profit Centers for mold in the states of California, Florida and Texas.

3.	Maximum Umbrella limit $10,000,000.

4.	Maximum Employers Liability limit $2,000,000.
ARTICLE VI — ULTIMATE NET LOSS
A.	The term “Ultimate Net Loss” shall mean the actual sum paid by the Company in settlement of losses or liability including interest accrued prior to judgment after making deductions for all recoveries, including subrogation, salvages, and claims upon other reinsurances, whether collectible or not, which inure to the benefit of the Reinsurer under this Agreement, and shall include Loss Adjustment Expenses incurred by the Company; provided, however, that in the event of the insolvency of the Company, Ultimate Net Loss shall mean the amount of loss and Loss Adjustment Expenses for which the Company is liable, and payment by the Reinsurer shall be made to the liquidator, receiver, conservator or statutory successor of the Company in accordance with the provisions of Article XXI — Insolvency of this Agreement. Notwithstanding the foregoing, as respects Umbrella Liability policy losses, Loss Adjustment Expenses shall be apportioned in the same proportion that each party’s interests bears to the Company’s Ultimate Net Loss and shall be in addition to the limits stated in Section I — Limit and Retention of Exhibits A, B, C, D and E.

B.	The term “Ultimate Net Loss” shall include 90% of Loss In Excess of Policy Limits and 90% of Extra Contractual Obligations, as defined herein, but only as respects business covered under this Agreement.

C.	The term “Loss Adjustment Expenses” shall mean all expenses incurred by the Company in connection with the investigation, settlement, defense or litigation, including court costs and post-judgment interest of any claim or loss covered by the Policies reinsured under this Agreement and shall include Declaratory Judgement Expenses. However, the term “Loss Adjustment Expense” shall not include the salaries and expenses of Company employees, office expenses and other overhead expenses.

D.	The term “Declaratory Judgment Expenses” shall mean all legal expenses, incurred in the representation of the Company in litigation brought to determine the Company’s defense and/or indemnification obligations, that are allocable to any specific claim or loss covered by Policies reinsured under this Agreement. In addition, the Company shall promptly notify the Reinsurer of any Declaratory Judgment Expenses subject to this Agreement.

E.	All recoveries, salvages or payments recovered or received subsequent to a loss settlement under this Agreement shall be

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applied as if recovered or received prior to the aforesaid settlement and all necessary adjustments to the loss settlement shall be made by the parties hereto.

F.	Nothing in this Article shall be construed to mean that losses are not recoverable hereunder until the Ultimate Net Loss of the Company has been ascertained.
ARTICLE VII — LOSS IN EXCESS OF POLICY LIMITS
A.	“Loss in Excess of Policy Limits” is defined as loss in excess of the limit of the original Policy, such loss in excess of the limit having been incurred because of failure by the Company to settle within the Policy limit or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such action.

B.	However, this Article shall not apply where the loss has been incurred due to fraud by a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

C.	For the purposes of this Article, the word “loss” shall mean any amounts which the Company would have been contractually liable to pay had it not been for the limit of the original Policy.

D.	With respect to coverage provided under this Article, recoveries from any insurance or reinsurance other than this Agreement shall be deducted to arrive at the amount of the Company’s Ultimate Net Loss.
ARTICLE VIII — EXTRA CONTRACTUAL OBLIGATIONS
A.	“Extra Contractual Obligations” are defined as those liabilities not covered under any other provision of this Agreement and which arise from the handling of any claim on business covered hereunder, such liabilities arising because of, but not limited to, the following: failure by the Company to settle within the Policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such action.

B.	The date on which an Extra Contractual Obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original accident, casualty, disaster or loss occurrence.

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C.	However, coverage hereunder as respects Extra Contractual Obligations shall not apply where the loss has been incurred due to the fraud of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

D.	Recoveries, collectibles or retention from any other form of insurance or reinsurance including deductibles or self-insured retention which protect the Company against Extra Contractual Obligations shall inure to the benefit of the Reinsurer and shall be deducted from the total amount of Extra Contractual Obligations for purposes of determining the loss hereunder.

E.	If any provision of this Article shall be rendered illegal or unenforceable by the laws, regulations or public policy of any state, such provision shall be considered void in such state, but this shall not affect the validity or enforceability of any other provision of this contract or the enforceability of any such provision in any other jurisdiction.
ARTICLE IX — EXCLUSIONS
THIS AGREEMENT DOES NOT COVER:
A.	THE FOLLOWING GENERAL CATEGORIES
1.	Ex-gratia payments.

2.	Loss or damage caused directly or indirectly by: (a) enemy attack by armed forces including action taken by military, naval or air forces in resisting an actual or an immediately impending enemy attack; (b) invasion; (c) insurrection; (d) rebellion; (e) revolution; (f) intervention; (g) civil war; and (h) usurped power.

3.	Reinsurance assumed by the Company, except intercompany reinsurance.

4.	Business derived from any Pool, Association, including Joint Underwriting Association, Syndicate, Exchange, Plan, Fund or other facility directly as a member, subscriber or participant, or indirectly by way of reinsurance or assessments; provided this exclusion shall not apply to Automobile or Workers Compensation assigned risks which may be currently or subsequently covered hereunder.

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5.	Pollution Liability as per the Company’s original Policies and endorsements except when a judicial entity invalidates the Company’s exclusion or in any jurisdiction whose regulatory authorities have prohibited the exclusion.

6.	Insolvency Funds as per the attached Insolvency Funds Exclusion Clause.

7.	Nuclear Incident Exclusion Clauses which are attached and made part of this Agreement:
a.	Nuclear Incident Exclusion Clause — Liability — Reinsurance — U.S.A.

b.	Nuclear Incident Exclusion Clause — Liability — Reinsurance — Canada.

c.	Nuclear Incident Exclusion Clause — Reinsurance — No. 4.
B.	THE FOLLOWING INSURANCE COVERAGES
1.	Fiduciary Liability.

2.	Surety and Credit insurance.

3.	Fidelity Bonds.

4.	Credit and Financial Guarantee.

5.	Securities and Exchange Liability.

6.	Malpractice insurance, Directors and Officers Liability insurance or any form of Errors and Omissions or Professional Liability insurance, except as provided for under the Company’s Underwriting Guidelines.

7.	Advertisers’, Broadcasters’ and Telecasters’ Liability as respects Personal Injury Liability except as provided for under the Company’s Underwriting Guidelines.

8.	Kidnap, Extortion and Ransom Liability.

9.	Protection and Indemnity (Ocean Marine) except for hulls under 50 feet.

10.	Entertainment Business, defined as Feature Film and Major Motion Picture Studios, Commercial Negative Film Coverages, Cast Coverage, Completion Bond and Television Productions.

11.	Asbestos liability to the extent excluded in the Company’s original policies and endorsements except when a judicial entity invalidates the Company’s exclusion or in any jurisdiction whose regulatory authorities have prohibited the exclusion.

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C.	THE FOLLOWING RISKS AS RESPECTS AUTOMOBILE LIABILITY AND AUTOMOBILE COLLISION
1.	Autos as used in or being prepared for, any professional or organized racing or demolition contest or stunting activity except as provided for under ISO’s Business Auto and Garage Policy.

2.	All vehicles classified as “Public Automobiles” except school buses, church buses, social service agency automobiles, van pools, vehicles used for the transportation of employees and courtesy vans and buses.

3.	All rental operations. An exception for rental vehicles shall apply as respects auto dealerships when customer’s vehicle is being serviced.

4.	Vehicles regularly used to haul property of others and operating beyond a 500 mile radius.

5.	Newspaper delivery trucks except in non-metropolitan locations with a population of less than 50,000.

6.	Vehicles engaged in the transportation or distribution of fireworks, fuses, explosives, ammunitions, natural or artificial fuel gas, or liquefied petroleum gases or gasoline, except when written as incidental coverage, as defined in the Company’s Underwriting Guidelines. This exclusion shall not apply to vehicles engaged in the transportation of natural or artificial fuel gas or liquified petroleum gases or gasoline when operations are within a 500 mile radius.
D.	THE FOLLOWING AS RESPECTS LIABILITY OTHER THAN AUTOMOBILE
1.	The manufacturing, mining, refining, processing, distribution, installation, removal or encapsulment of asbestos.

2.	Risks involving known exposure to asbestos.

3.	Liability as respects Products and Completed Operations:
a.	The manufacture, importation, labeling or re-labeling of:
(i)	Drugs or Pharmaceuticals.

(ii)	Cosmetics.

(iii)	Herbicides, insecticides or pesticides, except as respects risks involved in a farming operation.
b.	The manufacture or importing of motorized or self-propelled vehicles and equipment.

c.	The manufacture, sale, distribution, handling, servicing or maintenance of aircraft, aerospacecraft, missiles, satellites or any component or components thereof.

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4.	All railway operations except Railroad Protective Liability coverage as respects jobs which do not involve track work or service disruptions.

5.	Amusement parks, carnivals or circuses, except county or country fairs.

6.	Public assembly exposure in excess of 5,000 except for schools and colleges.

7.	Gas or electric companies.

8.	Subaqueous operations.

9.	Mining.

10.	Demolition of buildings or structures in excess of three stories or 50 feet in height.

11.	Shoring, underpinning or moving of buildings or structures.

12.	Manufacture, sale, rental, lease or repair of scaffolds.

13.	Construction of bridges over 50 feet, and tunnels or dams.
14.	a.	Manufacturers or importers of fireworks, fuses, or any substance, as defined and noted below, intended for use as an explosive.
b.	Loading of fireworks, fuses, or any explosive substance defined below into containers for use as explosive objects, propellant charges or detonation devices and the storage thereof.

c.	Manufacturers or importers of any product in which fireworks, fuses, or any explosive substance defined below is an ingredient.

d.	Handling, storage, transportation or use of fireworks, fuses, or any explosive substance defined below.
NOTE: An explosive substance is defined as any substance manufactured for the express purpose of exploding as differentiated from commodities used industrially and which are only incidentally explosive.

15.	Manufacture, production, refining, storage, wholesale distribution or transportation of natural or artificial fuel gas, butane, propane or liquefied petroleum gases or gasoline, except when written as incidental coverage, as defined in the Company’s Underwriting Guidelines, or when operations are within a 500 mile radius.

16.	Onshore and offshore gas and oil drilling operations.

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17.	Ownership, maintenance or use of any aircraft, including fueling, or any device or machine intended for and/or aiding in the achievement of atmospheric flight, projection or orbit.

18.	Municipalities except for those with a population less than 25,000.
E.	THE FOLLOWING RISKS AS RESPECTS WORKERS COMPENSATION AND EMPLOYERS LIABILITY
1.	Operations under the jurisdiction of the U.S. Longshoremen’s and Harbor Workers’ Act, the Jones Act and the Maritime Employers Liability Act except when written as incidental coverages as defined in the Company’s Underwriting Guidelines.

2.	Operation of docks or wharves, other than small marinas or pleasure docks.

3.	The manufacturing, mining, refining, processing, distribution, installation, removal or encapsulment of asbestos.

4.	Risks involving known exposure to asbestos.

5.	All railway operations except sidetrack agreements.

6.	Amusement parks, carnivals or circuses, except county or country fairs.

7.	Subaqueous operations.

8.	Mining.

9.	Demolition of buildings or structures in excess of three stories or 50 feet in height.

10.	Shoring, underpinning or moving of buildings or structures.

11.	Manufacture, sale, rental, lease, erection or repair of scaffolds.

12.	Construction of bridges over 50 feet, and tunnels or dams.
13.	a.	Manufacturers or importers of fireworks, fuses, or any substance, as defined and noted below, intended for use as an explosive.
b.	Loading of fireworks, fuses, or any explosive substance defined below into containers for use as explosive objects, propellant charges or detonation devices and the storage thereof.

c.	Manufacturers or importers of any product in which fireworks, fuses, or any explosive substance defined below is an ingredient.

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d.	Handling, storage, transportation or use of fireworks, fuses, or any explosive substance defined below.
NOTE: An explosive substance is defined as any substance manufactured for the express purpose of exploding as differentiated from commodities used industrially and which are only incidentally explosive.

14.	Manufacture, production, refining, storage, wholesale distribution or transportation of natural or artificial fuel gas, butane, propane or liquefied petroleum gases or gasoline, except when written as incidental coverages as defined in the Company’s Underwriting Guidelines.

15.	Onshore and offshore gas and oil drilling operations.

16.	Ownership, maintenance or use of any airport or aircraft, including fueling, or any device or machine intended for and/or aiding in the achievement of atmospheric flight, projection or orbit except as respects corporate owned aircraft up to four passengers.

17.	Municipalities, except for those with a population less than 25,000.

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F.	THE FOLLOWING RISKS AS RESPECTS TERRORISM

Airports, Bridges, Government Buildings, Nuclear Facilities, Office Buildings over 25 stories, Security Services, Stadiums and Tunnels.

G.	The Company and the Reinsurer have agreed on the Company’s Underwriting Guidelines, as respects policies covered under this Agreement. The Company shall advise the Reinsurer of any change in such Underwriting Guidelines.

H.	In the event the Company is inadvertently bound on any risk which is excluded under this Agreement, the reinsurance provided under this Agreement shall apply to such risk until discovery by the Company within its Home Office of the existence of such risk and for 45 days thereafter or for the period required by statutes, and shall then cease unless within such period, the Company has received from the Reinsurer written notice of its approval of such risk.
ARTICLE X — SPECIAL ACCEPTANCES
A.	Policies which are beyond the terms, conditions or limitations of this Agreement may be submitted to the Subscribing Reinsurer identified on the attached Interests and Liabilities Agreement as Swiss Reinsurance America Corporation for special acceptance hereunder. Such acceptance shall bind each Subscribing Reinsurer for its respective share in the interests and liabilities of said risk. A Subscribing Reinsurers’ failure to respond within 48 hours or approval by the Lead Reinsurer shall be deemed approval of a risk submitted for special acceptance.

B.	When a policy is specially accepted, such policy shall be covered under the terms and conditions of this Agreement, except as such terms shall be modified by such acceptance. Premiums and losses derived from any special acceptance shall be included with other data for rating purposes of this Agreement. Once a risk has been accepted under the provisions of this Article, it will automatically be included at renewal unless there have been material changes to the risk, in which case the risk will be resubmitted.
ARTICLE XI — LOSS OCCURRENCE
The provisions under this Article are set forth in the following Parts I, II and III:
Part I — As respects Policies written on an occurrence basis:
The term “Loss Occurrence” shall mean any accident or occurrence or series of accidents or occurrences arising out of any one event and happening within the term and scope of this Agreement. Without limiting

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the generality of the foregoing, the term “Loss Occurrence” shall be held to include:
A.	As respects Products Bodily Injury and Products Property Damage Liability, injuries to all persons and all damage to property of others occurring during a Policy Period and proceeding from or traceable to the same causative agency shall be deemed to arise out of one Loss Occurrence, and the date of such Loss Occurrence shall be deemed to be the commencing date of the Policy Period. For the purpose of this provision, each annual period of a Policy which continues in force for more than one year shall be deemed to be a separate Policy Period.

B.	As respects Bodily Injury Liability (other than Automobile and Products), said term shall also be understood to mean, as regards each original assured, injuries to one or more than one person resulting from infection, contagion, poisoning, or contamination proceeding from or traceable to the same causative agency.

C.	As respects Property Damage Liability (other than Automobile and Products), said term shall also, subject to Provisions 1. and 2. below, be understood to mean loss or losses caused by a series of operations, events, or occurrences arising out of operations at one specific site and which cannot be attributed to any single one of such operations, events or occurrences, but rather to the cumulative effect of the same. In assessing each and every Loss Occurrence within the foregoing definition, it is understood and agreed that:
1.	the series of operations, events or occurrences shall not extend over a period longer than 12 consecutive months; and

2.	the Company may elect the date on which the period of not exceeding 12 consecutive months shall be deemed to have commenced.
In the event that the series of operations, events or occurrences extend over a period longer than 12 consecutive months, then each consecutive period of 12 months, the first of which commences on the date elected under 2. above, shall form the basis of claim under this Agreement.

D.	As respects those Policies of the Company which provide aggregate limits of liability, the total of all individual losses occurring during any one policy year which proceed from or are traceable to the same causative agency.

E.	As respects an occupational or other disease or cumulative injury under Workers Compensation and Employers Liability, each case of an employee contracting any disease for which the Company may be liable shall be considered a separate and distinct occurrence and the date of each occurrence shall be deemed to be as follows:

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1.	If the case is compensable under the Workers Compensation Law or any Occupational Disease Compensation Act, the date of the beginning of the disability for which compensation is payable;

2.	If the case is not compensable under the Workers Compensation Law or any Occupational Disease Compensation Act, the date of the disability due to said disease actually began;

3.	Where claim is made after employment has ceased, then the date of the cessation of employment shall be deemed to be the date of disability;

4.	Notwithstanding the foregoing, in the incidence of a sudden catastrophic event not exceeding 48 hours in duration including traumatic injury or death, all losses to all employers shall be deemed an occurrence.
Part II — As respects Policies written on a claims made basis:
A.	The term “Loss Occurrence” shall mean each claim or series of claims made to the Company, or the insured, during the term of this Agreement arising out of one casualty or event.

B.	As respects a Loss Occurrence involving one or more Policies written on a claims made basis, the date of Loss Occurrence for purposes of reinsurance, shall be considered the earliest date when notice of claims is first received and recorded by the Company or the insured, whichever comes first, and any related claims reported subsequent to such date shall be included in such loss. However, if notice of claims is first received and recorded by the Company or the insured during an Extended Reporting Period, the date of occurrence shall be deemed to be the last day of the policy period.
Part III — As respects loss occurrence and claims-made Policies involved in the same Loss Occurrence:
In the event a Loss Occurrence involving one or more Policies written on an occurrence basis and one or more Policies written on a claims-made basis, it is understood that the earliest date on which bodily injury or property damage occurs, and any related claims reported subsequent to such date shall be included in such loss whether they are covered under occurrence or claims-made Policies.
ARTICLE XII — REINSURANCE PREMIUM
The rates set forth in Section 3 of the attached Exhibits A, B, C, D, and E, shall be applied to the various Profit Centers’ Subject Earned Premium for all classes of Business Covered hereunder, as stated in Paragraph E. of Article I — Business Covered.

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B.	The term “Subject Earned Premium” as used herein is equal to the sum of the Net Premiums Written on the business covered hereunder during the period under consideration, plus the unearned premium reserve as respects premiums in force at the beginning of such period, less the unearned premium reserve as respects premiums in force at the end of the period, said unearned premium is to be calculated on a monthly pro rata basis.

C.	The term “Net Premiums Written” shall mean gross premiums written less returns, allowances and reinsurances which inure to the benefit of the Reinsurer.

D.	The following percentages of the Company’s and/or various Profit Centers’ indivisible premium shall be allocated to the business covered under this Agreement: 10% Homeowners, 10% Mobile Homeowners, 10% Farmowners and 35% Businessowners.
ARTICLE XIII — REPORTS AND REMITTANCES
A.	The Company shall furnish the Reinsurer with all necessary data respecting premiums and losses for as long as one of the parties hereto has a claim against the other arising from this Agreement.

B.	Within 45 days after the close of each calendar quarter, the Company shall submit an account to the Reinsurer summarizing Subject Earned Premium by annual statement line of business, and the reinsurance premium due. Such reinsurance premium shall be remitted within 45 days after the close of each calendar quarter except for the quarter beginning January 1, 2002 at which time 25% of the estimated premium income for each layer is due within 15 days of January 1, 2002.

Minimum premiums shall be 80% of the estimated premium income for each layer of Reinsurance per Profit Center, except Merchant’s & Business Mens’, where the minimum premium shall be waived.

C.	Payment by the Reinsurer of its portion of loss and Loss Adjustment Expenses paid by the Company shall be made by the Reinsurer to the Company within 15 days after proof of payment is received by the Reinsurer.

16. NO. CXoLSH02

ARTICLE XIV — NOTICE OF LOSS AND LOSS SETTLEMENT
A.	The Company shall advise the Reinsurer promptly, but in no event later than 30 days, of all losses which, in the opinion of the Company, may result in a claim hereunder and of all subsequent developments thereto which, in the opinion of the Company, may materially affect the position of the Reinsurer. Notwithstanding the foregoing, the Company shall give notice to the Reinsurer once a claim exceeds the retention of the primary company or has the potential to exceed the retention.

B.	All loss settlements made by the Company, provided they are within the terms of this Contract, shall be unconditionally binding upon the Reinsurer, who agrees to pay all amounts for which they may be liable immediately, but in no event later than 30 days, upon being furnished by the Company with reasonable evidence of the amount due.

C.	The Company shall have the responsibility to investigate, defend or negotiate settlements of all claims and lawsuits related to Policies written by the Company and reinsured under this Agreement. The Reinsurer, at its own expense, may associate with the Company in the defense or control of any claim, suit or other proceeding which involves or is likely to involve the reinsurance provided under this Agreement, and the Company shall cooperate in every respect in the defense of any such claim, suit or proceeding.
ARTICLE XV — SALVAGE AND SUBROGATION
A.	In the event of the payment of any indemnity by the Reinsurer under this Agreement, the Reinsurer shall be subrogated, to the extent of such payment, to all of the rights of the Company against any person or entity legally responsible for damages of the loss. The Company agrees to enforce such rights; but, in case the Company refuses or neglects to do so, the Reinsurer is hereby authorized and empowered to bring any appropriate action in the name of the Company or their policyholders or otherwise to enforce such rights.

B.	From any amount recovered by subrogation, salvage or other means, there shall first be deducted the expenses incurred in effecting the recovery. The balance shall then be used to reimburse the excess carriers in the inverse order to that in which their respective liabilities attached, before being used to reimburse the Company for its primary loss.
ARTICLE XVI — ACCESS TO RECORDS
The Reinsurer or its duly authorized representatives shall have the right to examine, at the offices of the Company at a reasonable time, during the currency of this Agreement or anytime thereafter, all books

17. NO. CXoLSH02

and records of the Company relating to business which is the subject of this Agreement.
ARTICLE XVII — TAXES
The Company shall be liable for all taxes on premiums paid to the Reinsurer under this Agreement, except income or profit taxes of the Reinsurer, and shall indemnify and hold the Reinsurer harmless for any such taxes which the Reinsurer may become obligated to pay to any local, state or federal taxing authority.
ARTICLE XVIII — CURRENCY
Wherever the word “dollars” or the “$” symbol is used in this Agreement, it shall mean dollars of the United States of America, excepting in those cases where the Policy is issued by the Company in Canadian dollars, in which case it shall mean dollars of Canada. In the event the Company is involved in a loss requiring payment in United States and Canadian currency, the Company’s retention and the limit of liability of the Reinsurer shall be apportioned between the two currencies in the same proportion as the amount of net loss in each currency bears to the total amount of net loss paid by the Company. For the purposes of this Agreement, where the Company receives premiums or pays losses in currencies other than United States or Canadian currency, such premiums and losses shall be converted into United States dollars at the actual rates of exchange at which the premiums and losses are entered in the Company’s books.
ARTICLE XIX — OFFSET
Each party to this Agreement together with their successors or assigns shall have and may exercise, at any time, the right to offset any balance or balances due the other (or, if more than one, any other). Such offset may include balances due under this Agreement (which may take into account underlying internal offsets within, between and/or among the Profit Centers listed on Appendix A) and any other agreements heretofore or hereafter entered into between the parties regardless of whether such balances arise from premiums, losses or otherwise, and regardless of capacity of any party, whether as assuming insurer and/or ceding insurer, under the various agreements involved, provided however, that in the event of insolvency of a party hereto, offsets shall only be allowed in accordance with the provisions of the applicable law, statute or regulation governing such offset.

18. NO. CXoLSH02

ARTICLE XX — ERRORS OR OMISSIONS
Errors or omissions of an administrative nature on the part of the Company shall not invalidate the reinsurance under this Agreement provided such errors or omissions are corrected promptly, but not later than 30 days after discovery thereof; but the liability of the Reinsurer under this Agreement or any exhibits, addenda, or endorsements attached hereto shall in no event exceed the limits specified herein nor be extended to cover any risks, perils, lines of business or classes of insurance generally or specifically excluded herein.
ARTICLE XXI — INSOLVENCY
In the event of insolvency and the appointment of a conservator, liquidator, or statutory successor of the Company the portion of any risk or obligation assumed by the Reinsurer shall be payable to the conservator, liquidator, or statutory successor on the basis of claims allowed against the insolvent Company by any court of competent jurisdiction or by any conservator, liquidator, or statutory successor of the Company having authority to allow such claims, without diminution because of that insolvency, or because the conservator, liquidator, or statutory successor has failed to pay all or a portion of any claims. Payments by the Reinsurer shall be made directly to the Company or to its conservator, liquidator, or statutory successor, except where the contract of insurance or reinsurance specially provides another payee of such reinsurance in the event of the insolvency of the Company. The conservator, liquidator, or statutory successor of the Company shall give written notice of the pendency of a claim against the Company indicating the policy or bond reinsured, within a reasonable time after such claim is filed and the Reinsurer may interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to the Company or its conservator, liquidator, or statutory successor. The expense thus incurred by the Reinsurer shall be payable subject to court approval out of the estate of the insolvent Company as part of the expense of conservation or liquidation to the extent of a proportionate share of the benefit which may accrue to the Company in conservation or liquidation, solely as a result of the defense undertaken by the Reinsurer.
ARTICLE XXII — DISPUTE RESOLUTION
Part I — Choice Of Law And Forum
Any dispute arising under this Agreement shall be resolved in the State of New Hampshire, and the laws of the State of New Hampshire, shall govern the interpretation and application of this Agreement.

19. NO. CXoLSH02

Part II — Mediation
If a dispute between the Company and the Reinsurer, arising out of the provisions of this Agreement or concerning its interpretation or validity and whether arising before or after termination of this Agreement has not been settled through negotiation, both parties agree to try in good faith to settle such dispute by nonbinding mediation, before resorting to arbitration. The parties shall choose a mediator within thirty (30) days of a written demand by either party for mediation under Part II of this Article XXII. The mediator shall be a disinterested current or retired insurance or reinsurance officer knowledgeable in reinsurance matters. The parties shall have sixty (60) days from the selection of the mediator in which to mediate the dispute to resolution. In the event that mediation fails to resolve the dispute, the parties shall proceed to arbitration in accordance with Part III of this Article XXII.
Part III — Arbitration
A.	Resolution of Disputes — As a condition precedent to any right arising hereunder, any dispute not resolved by mediation between the Company and the Reinsurer arising out of the provisions of this Agreement or concerning its interpretation or validity, whether arising before or after termination of this Agreement, shall be submitted to arbitration in the manner hereinafter set forth.

B.	Composition of Panel — Unless the parties agree upon a single arbitrator within 15 days after the receipt of a notice of intention to arbitrate, all disputes shall be submitted to an arbitration panel composed of two arbitrators and an umpire chosen in accordance with Paragraph C. hereof.

C.	Appointment of Arbitrators — The members of the arbitration panel shall be chosen from persons knowledgeable in the insurance and reinsurance business. Unless a single arbitrator is agreed upon, the party requesting arbitration (hereinafter referred to as the “claimant”) shall appoint an arbitrator and give written notice thereof by certified mail, to the other party (hereinafter referred to as the “respondent”) together with his notice of intention to arbitrate.

Within 30 days after receiving such notice, the respondent shall also appoint an arbitrator and notify the claimant thereof by certified mail. Before instituting a hearing, the two arbitrators so appointed shall choose an umpire. If, within 20 days after the appointment of the arbitrator chosen by the respondent, the two arbitrators fail to agree upon the appointment of an umpire, each of them shall nominate three individuals to serve as umpire, of whom the other shall decline two and the umpire shall be chosen from the remaining two by drawing lots. The name of the individual first drawn shall be the umpire.

20. NO. CXoLSH02

D.	Failure of Party to Appoint an Arbitrator — If the respondent fails to appoint an arbitrator within 30 days after receiving a notice of intention to arbitrate, the claimant’s arbitrator shall appoint an arbitrator on behalf of the respondent, such arbitrator shall then, together with the claimant’s arbitrator, choose an umpire as provided in Paragraph C. of Part III of this Article.

E.	Involvement of Other Reinsurers — If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the reinsurers constituting the one party; provided, however, nothing herein shall impair the right of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers under the terms of this Agreement from several to joint.

F.	If the Company is involved in a dispute under the terms of this Agreement and in one or more separate disputes with one or more other reinsurers in which common questions of law or fact are in issue, the Company or the Reinsurer, at its option, may join with such other reinsurers in a common arbitration proceeding under the terms of this Article. If the Company and such other reinsurers have commenced arbitration, the Reinsurer may at its option join such proceeding for the determination of the dispute between the Company and the Reinsurer.

G.	Submission of Dispute to Panel — Unless otherwise extended by the arbitration panel or agreed to by the parties, each party shall submit its case to the panel within 30 days after the selection of the umpire.

H.	Procedure Governing Arbitration — All proceedings before the panel shall be informal and the panel shall not be bound by the formal rules of evidence. The panel shall have the power to fix all procedural rules relating to the arbitration proceeding. In reaching any decision, the panel shall give due consideration to the customs and usages of the insurance and reinsurance business.

I.	Arbitration Award — The arbitration panel shall render its decision within 60 days after termination of the proceeding, which decision shall be in writing, stating the reasons therefor. The decision of the majority of the panel shall be final and binding on the parties to the proceeding.

J.	Cost of Arbitration — Unless otherwise allocated by the panel, each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other parties the expense of the umpire and the arbitration.

21. NO. CXoLSH02

ARTICLE XXIII — SPECIAL TERMINATION
A.	Notwithstanding the termination provisions set forth in Article II -Effective Date and Termination, this Agreement shall be:
1.	Terminated automatically and simultaneously upon the happening of any of the following events:
a.	Entry of an order of liquidation, rehabilitation, receivership or conservatorship with respect to the Company or the Reinsurer by any court or regulatory authority;

b.	Assignment of this Agreement by either party;

c.	Any transfer of control of either party by change in ownership or otherwise;

d.	General reinsurance of any portion of the Company’s business it retains net for its own account, as determined under the provisions of this Agreement without prior consent of the Reinsurer.
2.	Terminated in accordance with the provisions set forth in this Paragraph, upon the discovery of the following event:
a.	A reduction of 50% or more of the Company’s policyholders surplus during any calendar year. Such reduction shall be determined by calculating the difference between the Company’s prior year annual statement and each subsequent quarterly statutory statement within such current calendar year.

As respects the event set forth in this Paragraph A.2., the Company shall be obligated to notify the Reinsurer in writing within 30 days after the filing of its quarterly statement. Upon receipt of such notification the Reinsurer shall have the right to terminate this Agreement, by giving not less than 30 days notice of its intention to do so.

b.	A reduction of 50% or more of the Reinsurer’s policyholders surplus during any calendar year. Such reduction shall be determined by calculating the difference between the Reinsurer’s prior year annual statement and each subsequent quarterly statutory statement within such current calendar year.

As respects the event set forth in this Paragraph A.2., the Reinsurer shall be obligated to notify the Company in writing within 30 days after the filing of its quarterly statement. Upon receipt of such notification the Company shall have the right to terminate this Agreement, by giving not less than 30 days notice of its intention to do so.

22. NO. CXoLSH02

3.	Terminated by either party by giving not less than 30 days notice of its intention to do so upon any transfer of control of either party by charge of ownership or otherwise.
B.	Any notice of termination pursuant to provisions set forth in Paragraph A. 2. and A. 3. above shall be sent by certified mail, return receipt requested. Such notice period shall commence upon the other party’s receipt of the notice of termination.

C.	In the event of termination, the Reinsurer shall not be liable for losses occurring subsequent to the date of termination.
ARTICLE XXIV — RESERVES
A.	If a jurisdiction of the United States will not permit the Reassured, in the statements required to be filed with its regulatory authority(ies), to receive full credit as admitted reinsurance for any Reinsurer’s share of obligations, the Reassured shall forward to such Reinsurer a statement of the Reinsurer’s share of such obligations. Upon receipt of such statement the Reinsurer shall promptly apply for, and provide the Reassured with, a “clean,” unconditional and irrevocable Letter of Credit, in the amount specified in the statement submitted, with terms and bank acceptable to the regulatory authority(ies) having jurisdiction over the Reassured.

B.	“Obligations,” as used in this Article, shall mean the sum of losses paid and allocated loss adjustment expenses paid by the Reassured but not yet recovered from the Reinsurer, plus reserves for reported losses, allocated loss adjustment expenses and losses incurred but not reported.

C.	The Reinsurer hereby agrees that the Letter of Credit will provide for automatic extension of the Letter of Credit without amendment for one year from the date of expiration of said Letter or any future expiration date unless thirty (30) days prior to any expiration the issuing bank shall notify the Reassured by registered mail that the issuing bank elects not to consider the Letter of Credit renewed for any additional period. An issuing bank, not a “qualified bank” as defined by Regulation No. 133 promulgated by the Insurance Department of the State of New York, shall provide sixty (60) days notice to the Reassured prior to any expiration.

D.	Notwithstanding any other provision of this Contract, the Reassured or any successor by operation of law of the Reassured including, without limitation, any Liquidator, rehabilitator, receiver or conservator of the Reassured may draw upon such credit, without diminution because of the insolvency of any party hereto, at any time and undertakes to use and apply such credit for one or more of the following purposes only:

23. NO. CXoLSH02

1.	To pay the Reinsurer’s share or to reimburse the Reassured for the Reinsurer’s share of any obligations, as stipulated in the statement submitted by the Reassured to the Reinsurer, which is due to the Reassured and not otherwise paid by the Reinsurer.

2.	In the event the Reassured has received effective notice of non- renewal of the Letter of Credit and the Reinsurer’s liability remains unliquidated and undischarged thirty (30) days prior to the expiry date of the Letter of Credit and place such sums in an interest bearing trust account to secure the continuing liabilities of the Reinsurer under this Contract until a renewal Letter of Credit acceptable to the regulatory authority(ies) having jurisdiction over the Reassured, or a substitute in lieu thereof acceptable to the regulatory authority(ies) having jurisdiction over the Reassured, has been received by the Reassured. The Reassured shall provide to the Reinsurer payment of any interest thereon accruing from such account.

3.	To make refund of any sum which is in excess of the actual amount required for Sections 1. and 2. of this paragraph.
E.	At annual intervals or more frequently as determined by the Reassured, but never more frequently than quarterly, the Reassured shall prepare a specific statement, for the sole purpose of amending the Letter of Credit, of the Reinsurer’s share of any obligations. If the statement shows that the Reinsurer’s share of obligations exceeds the balance of credit as of the statement date, the Reinsurer shall, within thirty (30) days after receipt of notice of such excess, secure delivery to the Reassured of an amendment of the Letter of Credit increasing the amount of credit by the amount of such difference. If the statement shows, however, that the Reinsurer’s share of obligations is less than the balance of credit as of the statement date, the Reassured shall, within thirty (30) days after receipt of a written request from the Reinsurer, release such excess credit by agreeing to secure an amendment to the Letter of Credit reducing the amount of credit available by the amount of such excess credit.

F.	The bank shall have no responsibility whatsoever in connection with the propriety of withdrawals made by the Reassured or the disposition of funds withdrawn, except to assure that withdrawals are made only upon the order of properly authorized representatives of the Reassured. The Reassured shall incur no obligation to the bank in acting upon the credit, other than as appears in the express terms thereof.
ARTICLE XXV — SERVICE OF SUIT
(Paragraphs A. and B. of this Clause only apply to Reinsurers domiciled outside of the United States and/or unauthorized in the State of New York)

24. NO. CXoLSH02

A.	It is agreed that in the event of the failure of the Reinsurers hereon to pay any amount claimed to be due hereunder, the Reinsurers hereon, at the request of the Reassured, will submit to the jurisdiction of a Court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of Reinsurers’ rights to commence an action in any Court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another Court as permitted by the laws of the United States or of any State in the United States. It is further agreed that service of process in such suit may be made upon Mendes and Mount, 750 Seventh Avenue, New York, New York 10019-6829, and that in any suit instituted against any one of them upon this Contract, such Reinsurer(s) will abide by the final decision of such Court or of any Appellate Court in the event of an appeal.

B.	The above-named are authorized and directed to accept service of process on behalf of Reinsurers in any such suit and/or upon the request of the Reassured to give a written undertaking to the Reassured that they will enter a general appearance upon Reinsurers’ behalf in the event such a suit shall be instituted.

C.	Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefore, Reinsurers hereon hereby designate the Superintendent, Commissioner or Director of Insurance or their officer Specified for that purpose in the statute, or his successor or successors in office, as their true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Reassured or any beneficiary hereunder arising out of this Contract of reinsurance, and hereby designate the above-named as the person to whom the said officer is authorized to mail such process or a true copy thereof.

25. NO. CXoLSH02

IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their duly authorized representative.
In Lakeland, Florida, this 26 day of August, 2002.

ATTEST:	BRIDGEFIELD CASUALTY INSURANCE COMPANY BRIDGEFIELD EMPLOYERS INSURANCE COMPANY

/s/	/s/

And in Keene, New Hampshire, this day of , 2002.

ATTEST:	PEERLESS INSURANCE COMPANY

/s/ Stephen D. Powell	/s/ Nancy C. Callender
Stephen D. Powell	Nancy C. Callender
AVP — Finance	AVP — Risk Management

ARTICLE XXVI — CONFIDENTIALITY CLAUSE
The Company and the Reinsurer agree to comply with all state and federal privacy laws, including the provisions of the Gramm-Leach-Bliley Act, relating to the non-public personal information of cedent’s customers and claimants. All such information shall be used solely for the purpose for which it was provided to the Reinsurer or as otherwise provided under, and in accordance with, such state and federal privacy laws and for no other purpose. Accordingly, the non-public personal information of cedent’s customers and claimants shall not be reproduced or shared with any other party except: (1) those entities with which the Reinsurer may from time to time contract in accordance with the terms of this Agreement, as well as state and federal privacy law; (2) retrocessionaires subject to the business ceded to this Agreement when required by contract; (3) state regulators when required in the course of an audit; (4) with external auditors when required in connection with an audit of the Reinsurer’s records in the normal course of business; or (5) when otherwise permitted under state and federal privacy law. The parties agree that the obligations contained in this paragraph shall survive termination of this Agreement.
ARTICLE XXVII — AMENDMENTS
This Agreement may be amended by mutual consent of the parties expressed in an addendum; and such addendum, when executed by both parties, shall be deemed to be an integral part of this Agreement and binding on the parties hereto.
ARTICLE XXVIII — ENTIRE AGREEMENT
This Agreement represents the entire agreement and understanding among the parties, and may not be changed except in writing, signed by the parties. No other oral or written agreements or contracts relating to the risks reinsured hereunder currently exist and/or are contemplated between the parties.

26. NO. CXoLSH02

EXHIBIT A
FIRST EXCESS OF LOSS
IS ATTACHED TO AND
FORMS PART OF
REINSURANCE AGREEMENT NO. CXoLSH02

EXHIBIT A — FIRST EXCESS OF LOSS

SECTION	SUBJECT	PAGE

1	LIMIT AND RETENTION	A-1

2	REINSTATEMENT	A-1

3	REINSURANCE PREMIUM	A-2

EXHIBIT A — FIRST EXCESS OF LOSS (ACCOUNTING CODE CXoLSH02)
SECTION 1 — LIMIT AND RETENTION

		Reinsurer Liability with
		Respect to any one
Profit Center	Retention	Loss Occurrence

Summit	$500,000	$500,000
Merchants & Business Mens’	$200,000	$800,000
SECTION 2 — REINSTATEMENT
A.	It is understood and agreed that each claim hereunder reduces the amount of indemnity from the time of occurrence of the loss by the sum paid, but any amount so exhausted is hereby reinstated from the time the Loss Occurrence commences without payment of an additional premium.

B.	Notwithstanding the foregoing, Reinsurers’ liability for losses arising out of an act of Terrorism shall be limited to one occurrence limit in all, each Profit Center, any one Agreement Year.

C.	An “Act of Terrorism” for purposes of this Agreement shall mean:
1.	Any actual or threatened violent act or act harmful to human life, tangible or intangible property or infrastructure directed towards or having the effect of (a) influencing or protesting against any de jure or de facto government or policy thereof, (b) intimidating, coercing or putting in fear a civilian population or section thereof for the purpose of establishing or advancing a specific ideological, religious or political system of thought, perpetrated by a specific individual or group directly or indirectly through agents acting on behalf of said individual or group or (c) retaliating against any country for direct or vicarious support by that country of any other government or political system.

2.	Any act deemed or declared by the Federal Office of Homeland Security to be terrorism or a terrorist act shall also be considered an “Act of Terrorism” for purposes of this Agreement.
D.	The term “Agreement Year” shall mean each consecutive twelve month period commencing January 1 and ending December 31.

A-1

SECTION 3 — REINSURANCE PREMIUM

Profit Centers	Rate

Summit	2.59%
Merchants & Business Mens’	14.83%
Total Subject Premium to the Layer: $320,570,000
Composite Rate: 3.23% Subject Net Earned premium Income ($10,343,171)

A-2

EXHIBIT B
SECOND EXCESS OF LOSS
IS ATTACHED TO AND
FORMS PART OF
REINSURANCE AGREEMENT NO. CXoLSH02

EXHIBIT B — SECOND EXCESS OF LOSS

SECTION	SUBJECT	PAGE

1	LIMIT AND RETENTION	B-l

2	REINSTATEMENT	B-l

3	REINSURANCE PREMIUM	B-2

EXHIBIT B — SECOND EXCESS OF LOSS (ACCOUNTING CODE CXoLSH02)
SECTION 1 — LIMIT AND RETENTION

		Reinsurer Liability with
		Respect to any one
Profit Center	Retention	Loss Occurrence

Montgomery	$1,000,000	$1,000,000
Colorado	$1,000,000	$1,000,000
SBG	$1,000,000	$1,000,000
Summit	$1,000,000	$4,000,000
Merchants & Business Mens’	$1,000,000	$1,000,000
Indiana	$1,500,000	$500,000
SECTION 2 — REINSTATEMENT
A.	It is understood and agreed that each claim hereunder reduces the amount of indemnity from the time of occurrence of the loss by the sum paid, but any amount so exhausted is hereby reinstated from the time the Loss Occurrence commences without payment of an additional premium.

B.	Notwithstanding the foregoing, Reinsurers’ liability for losses arising out of an act of Terrorism shall be limited to one occurrence limit in all, each Profit Center, any one Agreement Year.

C.	An “Act of Terrorism” for purposes of this Agreement shall mean:
1.	Any actual or threatened violent act or act harmful to human life, tangible or intangible property or infrastructure directed towards or having the effect of (a) influencing or protesting against any de jure or de facto government or policy thereof, (b) intimidating, coercing or putting in fear a civilian population or section thereof for the purpose of establishing or advancing a specific ideological, religious or political system of thought, perpetrated by a specific individual or group directly or indirectly through agents acting on behalf of said individual or group or (c) retaliating against any country for direct or vicarious support by that country of any other government or political system.

2.	Any act deemed or declared by the Federal Office of Homeland Security to be terrorism or a terrorist act shall also be considered an “Act of Terrorism” for purposes of this Agreement.

B-1

D.	The term “Agreement Year” shall mean each consecutive twelve month period commencing January 1 and ending December 31.
SECTION 3 — REINSURANCE PREMIUM

Profit Centers	Rate

Montgomery	1.61%
Colorado	1.94%
SBG	2.42%
Summit	2.26%
Merchants & Business Mens’	1.82%
Indiana	1.25%
Total Subject Premium to the Layer: $797,293,011
Composite Rate: 1.78% Subject Net Earned Premium Income ($14,182,180)

B-2

EXHIBIT C
THIRD EXCESS OF LOSS
IS ATTACHED TO AND
FORMS PART OF
REINSURANCE AGREEMENT NO. CXoLSH02

EXHIBIT C — THIRD EXCESS OF LOSS

SECTION	SUBJECT	PAGE

1	LIMIT AND RETENTION	C-l

2	REINSTATEMENT	C-l

3	REINSURANCE PREMIUM	C-2

EXHIBIT C — THIRD EXCESS OF LOSS (ACCOUNTING CODE CXoLSH02)
SECTION 1 — LIMIT AND RETENTION

		Reinsurer Liability with
		Respect to any one
Profit Center	Retention	Loss Occurrence

Golden Eagle	$2,000,000	$3,000,000
Indiana	$2,000,000	$3,000,000
Merchants & Business Mens’	$2,000,000	$3,000,000
Montgomery	$2,000,000	$3,000,000
Peerless	$2,000,000	$3,000,000
SBG	$2,000,000	$3,000,000
Colorado	$2,000,000	$3,000,000
SECTION 2 — REINSTATEMENT
A.	It is understood and agreed that each claim hereunder reduces the amount of indemnity from the time of occurrence of the loss by the sum paid, but any amount so exhausted is hereby reinstated from the time the Loss Occurrence commences without payment of an additional premium.

B.	Notwithstanding the foregoing, Reinsurers’ liability for losses arising out of an act of Terrorism shall be limited to one occurrence limit in all, each Profit Center, any one Agreement Year.

C.	An “Act of Terrorism” for purposes of this Agreement shall mean:
1.	Any actual or threatened violent act or act harmful to human life, tangible or intangible property or infrastructure directed towards or having the effect of (a) influencing or protesting against any de jure or de facto government or policy thereof, (b) intimidating, coercing or putting in fear a civilian population or section thereof for the purpose of establishing or advancing a specific ideological, religious or political system of thought, perpetrated by a specific individual or group directly or indirectly through agents acting on behalf of said individual or group or (c) retaliating against any country for direct or vicarious support by that country of any other government or political system.

2.	Any act deemed or declared by the Federal Office of Homeland Security to be terrorism or a terrorist act shall also be considered an “Act of Terrorism” for purposes of this Agreement.

C-1

D.	The term “Agreement Year” shall mean each consecutive twelve month period commencing January 1 and ending December 31.
SECTION 3 — REINSURANCE PREMIUM

Profit Centers	Rate

Golden Eagle	1.495%
Indiana	1.76%
Merchants & Business Mens’	1.25%
Montgomery	0.96%
Peerless	1.04%
SBG	1.36%
Colorado	0.78%
Total Subject Premium to the Layer: $955,414,163
Composite Rate: 1.34% Subject Net Earned Premium Income ($12,836,032)

C-2

EXHIBIT D
FOURTH EXCESS OF LOSS
IS ATTACHED TO AND
FORMS PART OF
REINSURANCE AGREEMENT NO. CXoLSH02

EXHIBIT D — FOURTH EXCESS OF LOSS

SECTION	SUBJECT	PAGE

1	LIMIT AND RETENTION	D-l

2	REINSTATEMENT	D-l

3	REINSURANCE PREMIUM	D-2

EXHIBIT D — FOURTH EXCESS OF LOSS (ACCOUNTING CODE CXoLSH02)
SECTION 1 — LIMIT AND RETENTION

		Reinsurer Liability with
		Respect to any one Loss
Profit Center	Retention	Occurrence

Colorado	$5,000,000	$5,000,000
Summit	$5,000,000	$5,000,000
Golden Eagle	$5,000,000	$5,000,000
Merchants & Business Mens’	$5,000,000	$5,000,000
Peerless	$5,000,000	$5,000,000
Indiana	$5,000,000	$5,000,000
SBG	$5,000,000	$5,000,000
Montgomery	$5,000,000	$5,000,000
SECTION 2 — REINSTATEMENT
A.	It is understood and agreed that each claim hereunder reduces the amount of indemnity from the time of occurrence of the loss by the sum paid, but any amount so exhausted is hereby reinstated from the time the Loss Occurrence commences without payment of an additional premium.
B.	Notwithstanding the foregoing, Reinsurers’ liability for losses arising out of an act of Terrorism shall be limited to one occurrence limit in all, each Profit Center, any one Agreement Year.
C.	An “Act of Terrorism” for purposes of this Agreement shall mean:
1.	Any actual or threatened violent act or act harmful to human life, tangible or intangible property or infrastructure directed towards or having the effect of (a) influencing or protesting against any de jure or de facto government or policy thereof, (b) intimidating, coercing or putting in fear a civilian population or section thereof for the purpose of establishing or advancing a specific ideological, religious or political system of thought, perpetrated by a specific individual or group directly or indirectly through agents acting on behalf of said individual or group or (c) retaliating against any country for direct or vicarious support by that country of any other government or political system.

2.	Any act deemed or declared by the Federal Office of Homeland Security to be terrorism or a terrorist act shall also be considered an “Act of Terrorism” for purposes of this Agreement.

D-1

D.	The term “Agreement Year” shall mean each consecutive twelve month period commencing January 1 and ending December 31.
SECTION 3 — REINSURANCE PREMIUM

Profit Centers	Rate

Colorado	1.225%
Summit	0.25%
Golden Eagle	0.49%
Merchants & Business Mens’	1.02%
Peerless	0.27%
Indiana	0.49%
SBG	0.72%
Montgomery	0.40%
Total Subject Premium to the Layer: $1,259,314,163
Composite Rate: 0.19% Subject Net Earned Premium Income ($2,363,213)

D-2

EXHIBIT E
FIFTH EXCESS OF LOSS
IS ATTACHED TO AND
FORMS PART OF
REINSURANCE AGREEMENT NO. CXoLSH02

EXHIBIT E — FIFTH EXCESS OF LOSS

SECTION	SUBJECT	PAGE

1	LIMIT AND RETENTION	E-l

2	REINSTATEMENT	E-l

3	REINSURANCE PREMIUM	E-2

EXHIBIT E — FIFTH EXCESS OF LOSS (ACCOUNTING CODE CXoLSH02)
SECTION 1 — LIMIT AND RETENTION
The Liberty Ram Group of Companies/Profit Centers shall retain the first $10,000,000 of Ultimate Net Loss as respects any one loss occurrence. The Reinsurers shall then be liable for the amount by which the Companies’ Ultimate Net Loss exceeds the Companies’ retention of $10,000,000 but the liability of the Reinsurers shall never exceed $15,000,000 any one loss occurrence.
SECTION 2 — REINSTATEMENT
A.	Each claim hereunder reduces the amount of indemnity from the time of occurrence of the loss by the sum paid, but any amount so exhausted is hereby reinstated from the time the Loss Occurrence commences hereon.
B.	For each amount so reinstated the Company agrees to pay an additional premium calculated at pro rata of the annual premium hereon, being pro rata only as to the fraction of the limit of liability of this Agreement (i.e., the fraction of 100% of $15,000,000) so reinstated and 100% as to the term.
C.	Nevertheless, the Reinsurer’s liability hereunder shall never exceed $15,000,000 in respect of any one Loss Occurrence and shall be further limited in all during the term of this Agreement to $30,000,000. Notwithstanding the foregoing, Reinsurers’ liability arising out of an act of Terrorism shall be limited to only $5,000,000 in the aggregate as respects all Profit Centers, any one Agreement Year.
D.	An “Act of Terrorism” for purposes of this Agreement shall mean:
1.	Any actual or threatened violent act or act harmful to human life, tangible or intangible property or infrastructure directed towards or having the effect of (a) influencing or protesting against any de jure or de facto government or policy thereof, (b) intimidating, coercing or putting in fear a civilian population or section thereof for the purpose of establishing or advancing a specific ideological, religious or political system of thought, perpetrated by a specific individual or group directly or indirectly through agents acting on behalf of said individual or group or (c) retaliating against any country for direct or vicarious support by that country of any other government or political system.

E-1

2.	Any act deemed or declared by the Federal Office of Homeland Security to be terrorism or a terrorist act shall also be considered an “Act of Terrorism” for purposes of this Agreement.
E.	The term “Agreement Year” shall mean each consecutive twelve month period commencing January 1 and ending December 31.
SECTION 3 — REINSURANCE PREMIUM
Profit Centers
Liberty Ram Group of Companies/Profit Centers
Total Subject Premium to the Layer: $1,259,314,163
Composite Rate: 0.19% Subject Net Earned Premium Income ($2,363,213)

E-2

APPENDIX A
Definition of Company:
For purposes of Article I or any Articles, wherever the word “Company” is used the Company is defined to include the following Profit Centers.

Profit Center	Legal Entities
Colorado Casualty:	Colorado Casualty Insurance Company, Golden Eagle Insurance Corporation in certain territories

Golden Eagle Insurance:	Golden Eagle Insurance Corporation, Peerless Insurance Company and The Netherlands Insurance Company in certain territories

Indiana Insurance:	Indiana Insurance Company, Consolidated Insurance Company, The Midwestern Indemnity Company, Mid-American Fire and Casualty Company, Peerless Insurance Company and The Netherlands Insurance Company in certain territories

LMIC Small Business Group:	Liberty Mutual Insurance Company, Liberty Mutual Fire Insurance Company, LM Insurance Corporation, Liberty Insurance Corporation, and The First Liberty Insurance Corporation for business classified as Small Business Group only, Bridgefield Casualty Insurance Company in certain lines

Merchants and Business Men’s:	Merchants and Business Men’s Mutual Insurance Company

Montgomery Insurance:	Montgomery Mutual Insurance Company, Montgomery Indemnity Company, Colorado Casualty Insurance Company, Peerless Insurance Company, The Netherlands Insurance Company and Excelsior Insurance Company, The Midwestern Indemnity Company, in certain territories

Peerless Insurance:	Peerless Insurance Company, The Netherlands Insurance Company, Excelsior Insurance Company, Indiana Insurance Company in certain territories

Summit:	Bridgefield Casualty Insurance Company, and Bridgefield Employers Insurance Company WC only

Definition of Profit Center Continued

Profit Center/Legal Entity	Territory

Colorado Casualty
Colorado Casualty Insurance Co.	All states excluding AL, GA, LA, NC, SC
Golden Eagle Insurance Corp.	AZ

Golden Eagle Insurance
Golden Eagle Insurance Corp.	All states excluding AZ
Peerless Insurance Co.	CA
The Netherlands Insurance Co.	CA

Indiana Insurance
Indiana Insurance Co.	All states excluding NJ
Consolidated Insurance	All states
Mid-American Fire and Casualty Co.	All states
Peerless Insurance Co.	IL, IN, KY, MI, MO, MN, OH, TN, WI
The Netherlands Insurance Co.	IL, IN, KY, MI, MO, MN, OH, TN, WI
The Midwestern Indemnity Co.	All states excluding IA, WI, GA

LMIC Small Business Group
Liberty Insurance Corp.	Business classified as Small Business Group only
Liberty Mutual Fire Insurance Co.	Business classified as Small Business Group only
Liberty Mutual Insurance Co.	Business classified as Small Business Group only
LM Insurance Corp.	Business classified as Small Business Group only
The First Liberty Insurance Corp.	Business classified as Small Business Group only
Bridgefield Casualty Insurance Co.	Business classified as Small Business Group only

Merchants and Business Men’s Mutual Insurance Co.	All states

Montgomery Insurance
Colorado Casualty Insurance Co.	AL, GA, LA, NC, SC
Excelsior Insurance Co.	MD, DC, VA
Montgomery Indemnity Insurance Co.	All states
Montgomery Mutual Insurance Co.	All states
Peerless Insurance Co.	GA, DC, DE, MD, NC, SC, VA
The Midwestern Indemnity Co.	GA
The Netherlands Insurance Co.	GA, DC, DE, MD, NC, SC, VA

Definition of Profit Center Continued

Profit Center/Legal Entity	Territory

Peerless Insurance Co.
Peerless Insurance Co.	All states excluding CA, DE, DC, GA, IL, IN, KY, MO, MI, MN, NC, OH, SC, TN, VA, WI
Excelsior Insurance Co.	All states excluding MD, DC, VA
Indiana Insurance Co.	NJ only
The Netherlands Insurance Co.	All states excluding CA, DE,
DC, GA, IL, IN, KY, MO, MI, MN, NC, OH, SC, TN, VA, WI

Summit
Bridgefield Casualty Insurance Co.	All states, WC only
Bridgefield Employers Insurance Co.	All states, WC only

SUPPLEMENT TO THE ATTACHMENTS
DEFINITION OF IDENTIFICATION TERMS USED WITHIN THE ATTACHMENTS
A.	Wherever the term “Company” or “Reinsured” or “Reassured” or whatever other term is used to designate the reinsured company or companies within the various attachments to the reinsurance agreement, the term shall be understood to mean Company or Reinsured or Reassured or whatever other term is used in the attached reinsurance agreement to designate the reinsured company or companies.
B.	Wherever the term “Agreement” or “Contract” or “Policy” or whatever other term is used to designate the attached reinsurance agreement within the various attachments to the reinsurance agreement, the term shall be understood to mean Agreement or Contract or Policy or whatever other term is used to designate the attached reinsurance agreement.
C.	Wherever the term “Reinsurer” or “Reinsurers” or “Underwriters” or whatever other term is used to designate the reinsurer or reinsurers in the various attachments to the reinsurance agreement, the term shall be understood to mean Reinsurer or Reinsurers or Underwriters or whatever other term is used to designate the reinsuring company or companies.
INSOLVENCY FUNDS EXCLUSION CLAUSE
This Agreement excludes all liability of the Company arising by contract, operation of law, or otherwise from its participation or membership, whether voluntary or involuntary, in any insolvency fund or from reimbursement of any person for any such liability. “Insolvency fund” includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed, which provides for any assessment of or payment or assumption by any person of part or all of any claim, debt, charge, fee, or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

ENDORSEMENT NO. 1
to the
INTERESTS AND LIABILITIES CONTRACT
(hereinafter referred to as the “Contract”)
of the
CASUALTY EXCESS OF LOSS
REINSURANCE AGREEMENT
NO. CXoLSH-02
between
BRIDGEFIELD CASUALTY INSURANCE COMPANY
BRIDGEFIELD EMPLOYERS INSURANCE COMPANY
Lakeland, Florida
(Liberty RAM)
(hereinafter referred to as the “Company”)
and
PEERLESS INSURANCE COMPANY
Keene, New Hampshire
(hereinafter referred to as the “Reinsurer”)
It is understood and agreed that Addendum No. 1 to the Casualty Excess of Loss Reinsurance Agreement No. CXoLSH-02 is attached hereto and made a part of said Agreement.
IN WITNESS WHEREOF, the parties hereto have caused this Endorsement to be executed in duplicate, by their duly authorized representatives.
In Lakeland, Florida, this 30th day of September, 2003.

ATTEST:	BRIDGEFIELD CASUALTY INSURANCE COMPANY BRIDGEFIELD EMPLOYERS INSURANCE COMPANY

/s/	/s/

And in Keene, New Hampshire, this 29th day of September, 2003.

ATTEST:	PEERLESS INSURANCE COMPANY

/s/	/s/ Nancy C. Callender

No. CXoLSH-02
Endorsement No. 1

ADDENDUM NO. 1
to the
CASUALTY EXCESS OF LOSS
REINSURANCE AGREEMENT
NO. CXoLSH-02
(hereinafter referred to as the “Agreement”)
between
BRIDGEFIELD CASUALTY INSURANCE COMPANY
BRIDGEFIELD EMPLOYERS INSURANCE COMPANY
Lakeland, Florida
(Liberty RAM)
(hereinafter referred to as the “Company”)
and
The reinsurer subscribing to the respective
Interests and Liabilities Contract attached to
and forming part of this Agreement
(hereinafter referred to as the “Reinsurer”)
It is understood and agreed that effective 12:01 a.m., Eastern Standard Time, January 1, 2003, this Agreement is terminated in accordance with the provisions of Article II — Effective Date and Termination.
No. CXoLSH-02
Addendum No. 1